Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Transcat, Inc., Lee D. Rudow, the Chief Executive Officer of Transcat, Inc. and Michael J. Tschiderer, the Chief Financial Officer of Transcat, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

1.

This quarterly report on Form 10-Q for the second quarter ended September 26, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report on Form 10-Q for the second quarter ended September 26, 2020 fairly presents, in all material respects, the financial condition and results of operations of Transcat, Inc.

Date: November 4, 2020	/s/ Lee D. Rudow
Lee D. Rudow
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 4, 2020	/s/ Michael J. Tschiderer
Michael J. Tschiderer
Vice President of Finance and Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Transcat, Inc. and will be retained by Transcat, Inc. and furnished to the SEC or its staff upon request.